UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CELSIUS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with Preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

CELSIUS HOLDINGS, INC.

2424 N Federal Highway, Suite 208

Boca Raton, Florida  33431

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholders:

The purpose of this letter is to inform you that on February 18, 2020, the holders of a majority of the shares of issued and outstanding common stock, par value $0.001 (the “Majority Shareholders”) of Celsius Holdings, Inc., a Nevada corporation (“we,” “us” or the “Company”), pursuant to a written consent in lieu of a meeting in accordance with the Nevada Revised Statutes (“NRS”), approved, authorized and adopted an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 100,000,000. The aforementioned increase in the number of authorized shares of common stock and related amendment to the Articles of Incorporation was previously approved by the Company’s board of directors on October 23, 2019.

The amendment to our Articles of Incorporation will be in the form annexed as Exhibit A to this Information Statement.   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder and notice of the action by written consent in lieu of a meeting of the Majority Shareholders pursuant to the NRS.  Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until twenty (20) calendar days after the mailing of the Information Statement to our shareholders, at which time we will file the amendment to our Articles of Incorporation with the Nevada Secretary of State.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

I encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders.  It describes the corporate actions taken in detail.

Sincerely,

/s/ John Fieldly
John Fieldly Chief Executive Officer

Dated: April __, 2020

This Information Statement is dated April __, 2020 and is first being mailed to shareholders of record of Celsius Holdings, Inc. on or about April __, 2020.

CELSIUS HOLDINGS, INC.

2424 North Federal Highway, Suite 208

Boca Raton, Florida  33431

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR ACTION OF THE COMPANY’S SHAREHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to shareholders of Celsius Holdings, Inc., a Nevada corporation (“we,” “us” or the “Company”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the Nevada Revised Statutes (“NRS”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the NRS are afforded to our shareholders as a result of the corporate action described in this Information Statement. The record date for determining the shareholders entitled to receive this Information Statement has been established as of the close of business on March 24, 2020 (the “Record Date”).

OUTSTANDING COMMON STOCK

As of the Record Date, we had issued and outstanding 69,239,260 shares of common stock, par value $0.001 per share, such shares constituting all of the Company’s issued and outstanding common stock.

The NRS permits the holders of a majority of the shares of our outstanding common stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the shareholders of the Company. On February 18, 2020 the holders of a majority of the Company’s shares of issued and outstanding common stock, par value $0.001 (the “Majority Shareholders”), consented in writing to the matter described herein and our board of directors previously approved such corporate action as of October 23, 2019. The Majority Shareholders beneficially own an aggregate of 38,499,013 shares of our common stock, representing approximately 55.6% of the total shares of common stock entitled to vote on the matter set forth herein.

CORPORATE ACTIONS

The corporate action described in this Information Statement will not afford shareholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

On February 18, 2020, the Majority Shareholders, pursuant to a written consent in lieu of a meeting, approved, authorized and adopted an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of our common stock from 75,000,000 to 100,000,000. Our board of directors previously approved, authorized and adopted such amendment increasing the company’s authorized shares of common stock at a meeting of the board of directors held on October 23, 2019.

We will pay the expenses of furnishing this Information Statement to our shareholders, including the cost of preparing, assembling and mailing this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company’s knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of the Record Date, by:

●	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Securities and Exchange Commission (“SEC”) rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the Record Date. Unless otherwise indicated, the address for those listed below is c/o Celsius Holdings, Inc., 2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431.  Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or convertible securities held by such persons that are exercisable within 60 days of the Record Date but excludes shares of common stock underlying options or other convertible securities held by any other person.  The number of shares of common stock outstanding as of the Record Date was 69,239,260.  Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Names and addresses of beneficial owners	Number of Shares of common stock		Percentage of class (%)

John Fieldly	1,063,334	(1)	1.5

Edwin Negron	140,000	(2)	*

Nicholas Castaldo	310,645	(3)	*

Regan Ebert	16,667	(4)	*

Tony Lau	101,667	(5)	*

Hal Kravitz	201,667	(6)	*

Kevin Harrington	317,475	(7)	*

Thomas E. Lynch	332,709	(8)	*

William H. Milmoe	23,662,517	(9)	33.5

all officers and directors as a group (nine (9) persons)	26,146,681	(10)	37.0

Other 5% or greater shareholders:

Carl DeSantis	23,388,990	(11)	33.1
3161 Jasmine Drive Delray Beach, Florida 33483

Li Ka Shing	9,066,014	(12)	12.8
7/F Cheung Kong Center 2 Queen’s Road Central Hong Kong

Solina Chau Hoi Shuen House 4 2 Island Road, Hong Kong.	6,279,964	(13)	8.9

Kimora Lee Simmons 512 Seventh Avenue, 43rd Floor New York, NY 10018	3,972,659	(14)	5.6

*	Less than 1%

The persons named above have full voting and investment power with respect to the shares indicated unless otherwise specified below. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

(1)	Includes (a) 706,668 shares of our common stock that are issuable upon exercise of stock options and restricted stock rights and (b) 356,666 shares of common stock held of record by Mr. Fieldly.

(2)	Represents (a) 120,000 shares of common stock issuable upon the exercise of stock options and (b) 20,000 shares of common stock held of record by Mr. Negron.

(3)	Represents (a) 141,667 shares of common stock issuable upon the exercise of stock options and (b) 168,978 shares of common stock held of record by Mr. Castaldo.

(4)	Represents shares of common stock issuable upon the exercise of stock options.

(5)	Represents shares of common stock issuable upon the exercise of stock options.

(6)	Represents shares of common stock issuable upon the exercise of stock options.

(7)	Represents (a) 181,667 shares of common stock issuable upon the exercise of stock options and (b) 135,808 shares of common stock held of record by Mr. Harrington.

(8)	Represents (a) 183,625 shares of common stock issuable upon the exercise of stock options and (b) 149,084 shares of common stock held of record by Mr. Lynch.

(9)	Represents (a) 169,902 shares of common stock held of record by Mr. Milmoe; (b) 103,625 shares of common stock issuable upon exercise of stock options; (c) 14,360,311 shares of common stock held of record by CDS Ventures, LLC (“CDS Ventures”); (d) 9,028,679 shares of common stock held of record by CD Financial. Mr. Milmoe and Carl DeSantis share voting power with respect to shares of common stock beneficially owned by CDS Ventures and CD Financial. Mr. Milmoe does not have dispositive power with respect to such shares.

(10)	Includes (a) the shares of common stock issuable upon the exercise of stock options and the owned and held of record by CD Financial and CDS Ventures, LLC beneficially owned by Mr. Milmoe as set forth in footnote (9) above; and (b) the shares of common stock issuable upon the exercise of stock options and the shares owned and held of record by the Company’s other officers and directors as set forth in footnotes (1) – (9) above.

(11)	Represents (a) 14,360,311 shares of common stock held of record by CDS Ventures and (b) 9,028,679 shares of common stock held of record by CD Financial. Voting power of shares of common stock beneficially owned by CDS Ventures and CD Financial is shared by Mr. DeSantis and William H. Milmoe. Mr. De Santis has sole dispositive power with respect to such shares.

(12)	Represents 9,066,014 shares of common stock held of record by Charmnew Limited

(13)	Represents 6,279,964 shares of common stock held of record by Grieg International Limited and Oscar Time Limited, over which shares Ms. Chau has voting and dispositive power.

(14)	Represents shares of common stock held of record.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED COMMON STOCK

The amendment to our Articles of Incorporation approved, authorized and adopted by our board of directors and the Majority Shareholders increases the number of shares of common stock which the Company is authorized to issue from 75,000,000 to 100,000,000 shares.

As of the Record Date, we have 69,239,260 shares of common stock issued and outstanding and 6,175,156 shares reserved for issuance under the Company’s 2015 Stock Option Plan. In addition to meeting its obligations under its outstanding stock options, the Company may effect additional public offerings and private sales of its securities in order to generate additional capital for expanding its business and will require additional authorized shares of common stock to do so. Without the increase in the number of authorized shares of our common stock, we may be unable to do so and accordingly, will be hindered in expanding or operating our business. We do not have any definitive plans, proposals, commitments or agreements to conduct any such public or private offerings at the present time.

The authorized shares of common stock will be available for issuance at such times and for such corporate purposes as our board of directors may deem advisable, without further action by our shareholders, except as may be required by applicable law or by the rules of the Nasdaq Capital Market or any other stock exchange or national securities association trading system on which our common stock is then listed or traded. Upon issuance, such shares will have the same rights as the shares of the Company’s common stock presently outstanding. Holders of our common stock have no preemptive rights and do not have cumulative voting rights.

The issuance of additional shares of the Company’s common stock could have a dilutive effect on earnings per share for persons who do not purchase additional shares to maintain their prorated interest in the Company. The Company’s common stock could also be issued to existing shareholders as a dividend or privately placed with purchasers who might side with our board of directors in imposing a takeover bid, thus, discouraging such a bid.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties.  Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry.  Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements.  The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.  The Company believes that such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors.  Words such as “anticipates,” “believes,” “estimates,” “expects,” “hopes,” “targets” or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

SHAREHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the shareholders to approve the action set forth herein is authorized by the NRS, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

DISSENTERS’ RIGHTS

The NRS does not provide for dissenter’s rights in connection with the action proposed in this Information Statement.

INTEREST OF CERTAIN PERSONS IN THE AMENDMENT

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the corporate action set forth herein which is not shared by all other holders of the shares of common stock.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with such Act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549 or may be accessed at www.sec.gov.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement is delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

Exhibit A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: **Celsius Holdings, Inc.** Entity or Nevada Business Identification Number (NVID): NV20051151800
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 55.6%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

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Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Article IV is hereby amended to increase the number of authorized shares of common stock to 100,000,000, par value $.001 per share.

(attach additional page(s) if necessary)

6. Signature:

(Required)

X /S/ John Fieldly
Signature of Officer or Authorized Signer

Chief Executive Officer
Title

X
Signature of Officer or Authorized Signer

Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:

(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

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